Exhibit 10.15

                CONSULTATION AND INDEPENDENT CONTRACTOR AGREEMENT

          made and effective this lst day of December, 1999, between Dr. Ronald Allred ("Allred") and Adherent Technologies, Inc. ("Adherent"), a New Mexico corporation owned and controlled by Allred, with their mailing address is 9621
Camino del Sol, Albuquerque, New Mexico 87111 (Allred and Adherent are hereinafter referred to collectively as the "Consultants") and Titan Technologies, Inc. (the "Company"), a New Mexico corporation with its mailing address at 3206 Candelaria Road, N.E., Albuquerque, New Mexico 87107.
1.       Services Rendered.
         The Company hereby retains the Consultants, and the Consultants hereby accept such work and hereby agree to remain the scientific, technical, or engineering consultants or advisors to the Company on the terms and subject to the conditions hereinafter set forth.
2. Term and Option to Renew.
          This agreement (the "Agreement") shall be effective for a term commencing as of the date hereof and terminating as provided in Section 5, below.
3. Duties.
         (a) During the term of this Agreement, the Consultants shall: (i) aid and assist in the design, development, implementation and construction of applications of the Company's recycling technology (the "Technology"); (ii) be available for personal consultation with the officers, directors and/or employees of the Company at the offices of the Company, or at such other mutually agreed upon place during the normal business hours for reasonable periods subject to reasonable advance notice and mutually convenient scheduling;
(iii) be available for consultation by telephone with the principal financial, sales and/or operating officer(s) of the Company during normal business hours;
(iv) be available for personal consultation with prospective Company customers; and (v) perform such other lawful scientific, technical, or engineering and other similar consulting or advisory services relating to such aspects of the Company, as the Company may reasonably request consistent within the provisions of this Agreement. The Consultants shall not be required to devote any minimum number of hours during any given period to the performance of his duties hereunder.
         (b) It is hereby expressly agreed, understood and accepted that from time to time during the term of this Agreement when the Consultant(s) furnishes advice and consultation to the Company, the same shall, when the President of the Company so requests, be reduced to writing in the form of memorandum (the "Memorandum"); and copies thereof shall be sent to the Company, to the attention of the President and may be sent to prospective customers of the Company. The requirements of this Sub-Paragraph 3(b) shall be applicable regardless of whether or not the Company agrees with, intends to or actually follows and/or in any way implements the advice and conclusions of the Consultant as expressed in the Memorandum.
4. Compensation.
         As compensation for the Consultant's service, and subject to compliance with the other provisions of this Agreement, the Company hereby agrees: (a) to sell Allred 1,000,000 shares of the Company's common stock for a price of $0.01 per share, and when issued such shares shall be restricted against resale or distribution except as permitted by the Securities Act of 1933, as amended, and the certificate representing such shares shall be stamped with a legend noting the restriction; (b) to share with Consultants on the basis of fifty percent (50%) being retained by the Company and fifty percent (50%) being paid by the Company to the Consultants of the net proceeds received by the Company as income resulting from the sale and/or licensing or product, plant, technology or otherwise of its technology related to feedstocks other than those for tires, and including composites, electronics, plastics and automotive scrap; and, (c) to pay the Consultants a sum of money derived from the revenue from tires computed as follows:
         Five percent (5%) of the first $2,000,000 of net revenue; Three percent (3%) of net revenue of $2,000,000 to $5,000,000; Two percent (2%) of net revenue of $5,000,000 to $10,000,000; One percent (1%) of all net revenue in excess of $10,000,000.
         In addition, the Company shall reimburse Consultants for all prior approved, in writing, out-of-pocket disbursements (other than automobile expenses) incurred by the Consultant on the Company's behalf.
         The Consultants are granted hereby the right to seek whatever grants or other financial assistance available to them for the purpose of developing the Company's Technology, and such moneys, when received by the Consultants shall be expended as Consultants deem appropriate and without accounting to the Company, however, all advances, if any, made to or for the use of the Technology shall be and remain the property of the Company. Termination.
         The Company shall have the right to terminate this Agreement at any time for cause and may otherwise during the term hereof terminate this agreement on 30 days advance written notice to the Consultant; and the Consultants shall have a similar right. In the event of termination for any reason, the Consultants nevertheless agree to be bound by the confidentiality and non-compete provisions of this Agreement. All rights to compensation of the Consultants under the terms of this Agreement shall, in the case of termination for cause terminate immediately upon the giving of notice of termination for cause, and if terminated otherwise than for cause, such compensation shall cease upon the second anniversary date of the termination of this Agreement as to all revenue derived from the Technology as it relates to tires, but Consultants shall have an ongoing right to receive fifty percent of all revenue derived from the Technology as it relates to feedstocks other than those for tires, including composites, electronics, plastics and automotive scrap.
6. Representations and Warranties.
         In order to implement the operation of this Agreement, the parties hereby represent, warrant, agree and consent as follows:
         (a) The execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either the Company or the Consultants is a party of by any of them may be bound or affected;
         (b) Both the Company and Consultants have MI legal authority to enter into this Agreement and to perform the same in the time and manner contemplated;
         (c) The Consultants and his or its representatives have had access to such records of the Company as he and/or they wish to examine and are relying and entering into this Agreement upon his/their own independent findings and upon no representations, statements or warranties or any obligations to make any representations of the Company;
         (d) The Consultants have not relied upon or been induced by any statements, representations or warranties (whether expressed, implied in fact or implied by law) of any kind, nature or description, concerning the Company's chances of becoming publicly owned, profitable or otherwise, made by the Company, its agents, servants or employees other than those expressly and clearly set forth in this Agreement and has entered into this Agreement of his own free will and volition; and
         (e) Each and every representation, assertion and statement made by the Consultants in the resume furnished to the Company and concerning the Consultants' training, background and experience is true and correct and does not omit to state any material fact.
7. Confidential Data.
         (a)  The  Consultants   shall  not  divulge  to  others,   any  secret,
confidential or proprietary information, knowledge, or data concerning or pertaining to the business and affairs of the Company, obtained by them as a result of their prior or contemporary services, unless authorized in writing, by the Company.
         (b) The Consultants shall not be required in the performance of their duties to divulge to the Company or any officer, director, agent or employee of the Company, any secret, confidential or proprietary information, knowledge, or data concerning any other person, firm or entity (including, but not limited to, any such persons, firm or entity which may be a competitor or potential competitor of the Company) which the Consultants may have or be able to obtain.
         (e) The  Consultants  shall not use the Company's name for  promotional purposes either directly or indirectly in any advertisement or news release without prior written approval of the Company. The Consultants may, however, list the Company on a resume without such consent.
8.       Ownership.
         All ideas, marketing systems, computer programs or methods, formulae, inventions, discoveries, improvements, secrets or processes whether or not patentable or copyrightable, made or developed by the Consultants during the term of this Agreement or within one year after its expiration or termination and relating to the Technology of the Company, shall be the exclusive property of and owned by the Company, whether or not any claim of the Consultant to compensation under Paragraph 4 hereof has been or will be satisfied, and the Consultant agrees to assign all rights to the Company and provide the Company at its request and expense, such instruments and evidence as it may reasonably request to perfect, enforce and maintain the Company's rights to such property. At the conclusion of his consulting relationship with the Company as provided herein, the Consultant shall forthwith surrender to the Company all prototypes, computer programs and related matters, letters, brochures, agreements and documents of every character relating to the business affairs and properties of the Company and then in his possession and shall not, without the Company's prior written consent, retain or disclose any copies thereof Solely by virtue of his execution hereof, the Consultant specifically agrees and consents to the Company's enforcement of its rights hereunder by injunctive relief.
         Consultant, by execution of this Agreement, further agrees to assist and cooperate fully with Company in effecting, perfecting, and evidencing their ownership thereof and rights therein and in any enforcement, validity, or interference proceeding or action.
8. Consultant's Status.
         The Consultants shall be, and be deemed to be, independent contractors in the performance of their duties hereunder, any law of any jurisdiction to the contrary notwithstanding. The Consultants shall not, by reason of this Agreement or the performance of their duties hereunder, be, or be deemed to be employees, agents, partners, co-venturers or controlling persons of the Company; and the Consultants shall have no power to enter into any agreement on behalf of or otherwise bind the Company. The Consultants shall not have, or be deemed to have, any fiduciary obligations or duties to the Company and shall be free to pursue, conduct and carry on for their own account (or for the account of others) such activities, employments, ventures, businesses and other pursuits as the Consultants in their sole, absolute and unfettered discretion, may elect; provided, however, that the same are not violative of the confidentiality or non-compete provisions of this Agreement. 9. Competition.
         (a) Consultants acknowledge that the Company's technology is being marketed on a world wide basis and that any competition by Consultants with the Company at any place on the earth would have severe and adverse financial impact on the Company, Therefore, during the term of this Agreement, or upon the termination of his consulting relationship, whichever event shall occur later, and for a period of twenty-four (24) consecutive months thereafter, the
Consultants shall not, without the prior express written consent of the Company's Board of Directors, engage (either as an employee, consultant, agent, proprietor, officer, director, partner or stockholder of any corporatior4 firm or business) in the manufacture and marketing of the Company's recycling technology or any advancements made thereon by Consultants through any their independent efforts (including any other entity controlled by Allred or Adherent) or its related components and/or devices or in competition with the Company, or threatening to be in competition with the Company within any jurisdiction in which the Company is engaged in such operations or any jurisdiction in which the Company has informed the Consultants, in writing, that the Company reasonably intends to engage. Solely by virtue of his execution hereof, the Consultants specifically agree and consent to the Company's enforcement of its rights hereunder by injunctive relief.
         (b) The Consultants further covenant that during the stated term of this Agreement and for the twenty-four (24) month period thereafter, he will not solicit any clients or customers, known by him to be clients or customers of the Company, for competitive businesses. Solely by virtue of his execution hereof, the Consultants specifically agree and consent to the Company's enforcement of its rights hereunder by injunctive relief 10. Assignments.
         This Agreement is binding upon and shall inure to the benefit of the parties hereto and, as the case may be, they're respective officers, directors, employees, consultants, advisers, heirs, representatives, executors, administrators, successors and assigns. Notwithstanding the foregoing, neither party shall assign or transfer any rights or obligations hereunder without the prior written consent of the other(s), except that: the Company may assign or transfer this Agreement to the Company to a successor corporation in the event of a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company, provided that no such further assignment shall relieve the Company from liability for the obligations assumed by it hereunder; and the Consultants may assign or transfer this Agreement to any firm which is an affiliate of the Consultants, provided that no such assignment shall relieve the Consultants from liability for his obligations hereunder. 11. Additional Instruments.
         Each of the parties shall from time to time, at the request of the others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.
12. Entire Agreement.
         Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of the said Agreement shall be in any way invalidated, empowered or affected. There are no representations or warranties other than those set forth herein.
13. Laws of the State of New Mexico.
         This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Mexico, irrespective of the place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the Second District of the State of New Mexico, Bernalillo County; or the United States District Court for the District of New Mexico, and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Mexico shall be tantamount to service in person within Bernalillo County, New Mexico and shall confer personal jurisdiction upon either said Courts.
14. Originals.
          This Agreement shall be executed in counterparts each of which so executed shall be deemed an original and constituted one and the same agreement.
15. Address of Parties.
         Each party shall at all times keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any changes, giving the address of the new principal place of business or residence.
16. Notices.
         All notices that are required to be or may be sent pursuant to the provisions of this Agreement shall be sent by certified mail return receipt requested, to each of the parties at the address appearing herein, and shall count from the date of mailing.
17. Modification and Waiver.
         A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same of similar nature or of any other nature or kind.
         If the foregoing correctly sets forth our understanding, please indicate your consent and agreement thereto by signing the enclosed copy of this letter in the indicate space and returning the same to the undersigned.
         TITAN TECHNOLOGIES, INC.

         By:  Ronald L. Wilder
              ---------------------------
              Ronald L. Wilder, President

         ADHERENT TECHNOLOGIES, INC.

         By:  Ronald Allred, President
              ------------------------
              Ronald Allred, President

              Dr. Ronald Allred
              -----------------
              Dr. Ronald Allred